Exhibit 99.1

BriteSmile CEO Fleming leaves, chair to take over Tuesday August 17, 8:12 am ET


CHICAGO, Aug 17 (Reuters) - BriteSmile Inc. (NasdaqSC:BSML - News), a provider of teeth whitening systems, on Tuesday said Chief Executive Bruce Fleming will leave the company immediately, and Chairman Tony Pilaro will serve as acting CEO.

The company said Fleming's decision was based on personal reasons. The Walnut Creek, California-based company said it has retained an outside firm to conduct a formal search process.